Exhibit 99.8

Supplementary Legal Opinion (III)

of

King & Wood Mallesons

on

the Initial Public Offering and STAR Market Listing of Shares of

Beijing Tongmei Xtal Technology Co., Ltd.

To Beijing Tongmei Xtal Technology Co., Ltd.,

Engaged by Beijing Tongmei Xtal Technology Co., Ltd. (the “Issuer”), King & Wood Mallesons (“we”) acts as the special legal counsel for the Issuer’s initial public offering and STAR Market listing of shares (the “Offering and Listing”).

In accordance with the Securities Law of the People’s Republic of China, the Company Law of the People’s Republic of China, the Administrative Measures for the Registration of Initial Public Offerings on the STAR Market (for Trial Implementation), the Administrative Measures on Law Firms Engaging in Securities Legal Services, the Rules on the Practice of Law Firms in Securities Legal Services (for Trial Implementation), the Rules for the Compilation of Information Disclosure Reports by Companies Publicly Issuing Shares No. 12 - Legal Opinions and Lawyer’s Reports on the Public Issuing of Shares, the Guidelines for the Application of Regulatory Rules - Law No. 2: Detailed Rules for the Practice of Law Firms Engaging in the Legal Services Related to Initial Public Offering and Listing and other laws, administrative regulations, rules and normative documents currently in force in the People’s

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Exhibit 99.8

Republic of China (which, for the sole purpose of this Supplementary Legal Opinion, shall exclude Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region, hereinafter “China”) and relevant rules of the China Securities Regulatory Commission (the “CSRC”), and following the recognized business standards, ethics and diligence spirit of the lawyer industry, we have issued the Legal Opinion of King & Wood Mallesons on the Initial Public Offering and STAR Market Listing of Shares of Beijing Tongmei Xtal Technology Co., Ltd. (the “Legal Opinion”) and the Attorney’s Work Report of King & Wood Mallesons on the Initial Public Offering and STAR Market Listing of Shares of Beijing Tongmei Xtal Technology Co., Ltd. on December 25, 2021 with respect to the Issuer’s issue of shares and listing, issued the Supplementary Legal Opinion (I) of King & Wood Mallesons on the Initial Public Offering and STAR Market Listing of Shares of Beijing Tongmei Xtal Technology Co., Ltd. (the “Supplementary Legal Opinion (I)”) and updated the Attorney’s Work Report of King & Wood Mallesons on the Initial Public Offering and STAR Market Listing of Shares of Beijing Tongmei Xtal Technology Co., Ltd. (the “Attorney’s Work Report”) accordingly on April 7, 2022, and issued the Supplementary Legal Opinion (II) of King & Wood Mallesons on the Initial Public Offering and STAR Market Listing of Shares of Beijing Tongmei Xtal Technology Co., Ltd. (the “Supplementary Legal Opinion (II)”) on June 16, 2022.

In accordance with the requirements of the Letter of Implementation of the Audit Center’s Opinions on Initial Public Offering and STAR Market Listing of Shares of Beijing Tongmei Xtal Technology Co., Ltd. (SZKS (Audit) [2022] No. 241) (the “Letter”) issued by Shanghai Stock Exchange on June 22, 2022, our lawyers conducted supplementary verification on the matters related to the Offering and Listing of the Issuer, revised the relevant reply content of the Letter of Inquiry and the Second-Round Letter of Inquiry involved in the Supplementary Legal Opinion (I) and Supplementary Legal Opinion (II) (highlighted in regular script) according to the relevant conditions, and thus issued this Supplementary Legal Opinion accordingly.

This Supplementary Legal Opinion constitutes an integral part of the Legal Opinion, the Attorney’s Work Report, the Supplementary Legal Opinion (I) and the Supplementary Legal Opinion (II) issued by us. The premises and assumptions based on which we issued the Legal Opinion, the Attorney’s Work Report, the Supplementary Legal Opinion (I) and the

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Exhibit 99.8

Supplementary Legal Opinion (II) are also applicable to this Supplementary Legal Opinion. Unless otherwise specified herein, relevant terms or abbreviations used in the Legal Opinion, the Attorney’s Work Report, the Supplementary Legal Opinion (I) and the Supplementary Legal Opinion (II) shall also apply to this Supplementary Legal Opinion. For any matter specially stated herein, such statement shall prevail.

In this Supplementary Legal Opinion, we express opinions only on the legal issues related to the Offering and Listing of the Issuer and do not express opinions on non-legal issues such as accounting, auditing and asset evaluation. We express opinions only in accordance with the current laws and regulations of China rather than any laws outside China. While we do not express opinions on non-legal issues such as accounting, auditing and asset evaluation and overseas legal issues, we have fulfilled the necessary duty of care when quoting some data and conclusions of relevant accounting reports, audit reports, asset evaluation reports and overseas legal opinions herein. Nevertheless, such quotation shall not be deemed as our express or implied warranty as to the authenticity and accuracy of such data or conclusions, and we are not qualified to verify and evaluate such data.

This Supplementary Legal Opinion can only be used by the Issuer for the purpose of this Offering and Listing and shall not be used for any other purpose. We agree that this Supplementary Legal Opinion is taken as a necessary legal document for the Issuer’s application for this Offering and Listing and submitted together with other application materials to the Shanghai Stock Exchange and the CSRC for examination, and bear corresponding legal liabilities for this Supplementary Legal Opinion according to law. We agree that the Issuer quotes relevant contents of this Supplementary Legal Opinion in the documents it prepares for this Offering and Listing by itself or in accordance with the review opinions of the CSRC and the Shanghai Stock Exchange, provided that the Issuer’s quotation shall not cause legal ambiguity or misinterpretation. We have the right to review and confirm the contents of the said documents again.

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Exhibit 99.8

Following the recognized business standards, ethics and diligence spirit of the lawyer industry, we have checked the questions related to the Issuer’s Attorney in the Letter and revised the relevant reply content, and hereby issue this Supplementary Legal Opinion as follows:

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Exhibit 99.8

Table of Content

I. Q3 in the Letter of Implementation of Opinions	6
II. Revision of Relevant Reply Content in the Letter of Inquiry and the Second-Round Letter of Inquiry	20

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Exhibit 99.8

I. Q3 in the Letter of Implementation of Opinions

The Issuer is requested to further explain: (1) the Issuer’s pricing policy on related sales to AXT during the reporting period; (2) comparison between the Issuer’s price for sales to AXT and AXT’s price for sales to end customers, and the rationality of price difference.

The Sponsor, the Issuer’s Attorney and the Reporting Accountant are requested to conduct verifications and issue opinions thereon.

Reply:

(I) The Issuer’s pricing policy on related sales to AXT during the reporting period;

As stated by the Company, as the controlling shareholder of the Issuer, always subject to the uniform arrangement at the group level, AXT was responsible for the sales of semiconductor substrate materials in overseas markets. On the whole, the sales price of compound semiconductor substrates sold by the Company to AXT was determined based on the Issuer’s production cost plus a certain profit margin, and the latter is related to the positions and roles of the Company and AXT in the transaction chain. On the basis of the overall pricing policy, for the pricing policy for different types of substrate materials, the impact of the degree of competition in the market, the status of the Company’s products in the industry and other factors were taken into account.

An overall comparison between the overall sales price of GaAs, InP and germanium substrates sold by the Company to AXT and those of the same products sold by AXT to other parties during the reporting period is as follows:

Unit: RMB yuan/piece

Item	Aggregation of 2019-2021
	Price of products sold to AXT	Price of products sold by AXT to other parties	Difference
GaAs substrate	391.18	377.11	3.73%

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Exhibit 99.8

InP substrate	483.15	1,275.32	-62.12%
Germanium substrate	428.07	430.54	-0.57%

1. GaAs substrate: The difference between the price at which the Issuer sold germanium substrates to AXT and AXT’s price for sales to end customers was small, because: germanium substrates are mainly used for the production of germanium substrates GaAs solar cells, which are widely used in space power supply. In recent years, more manufacturers have joined the industry. In order to cope with increased competition and maintain market share, as long as the Issuer has obtained certain gross profits, the transaction price between the two parties is based on the price offered by AXT to other parties, and the sales price offered by the Company to AXT is reasonable.

2. InP substrate: The price at which the Company sold InP substrates to AXT is lower than AXT’s price for sales to end customers, mainly because: in the early reporting period, AXT made a great contribution to the market development, customer maintenance and application development of InP substrates, for which it bore high costs and expenses.

With the increase in the demand for InP substrates in the domestic market, the proportion of the sales volume has also increased. As a main sales subject in overseas markets, AXT has played a smaller and smaller role in the overall sales arrangement of InP substrates year by year during the reporting period. Therefore, the difference between the Company’s selling price offered to AXT and that offered by AXT to other parties has also declined from -68.85% in 2019 to -59.41% in 2020, and reached -51.81% in 2021.

To sum up, the Company’s pricing on sales of InP substrates to AXT is reasonable.

3. Germanium substrate: The difference between the price at which the Issuer sold germanium substrates to AXT and AXT’s price for sales to end customers was small, the reason for which is as follows: germanium substrates are mainly used for the production of germanium substrates GaAs solar cells, which are widely used in space power supply. In recent years, more manufacturers have joined the industry. In order to cope with increased competition and maintain market share, as long as the Issuer has obtained certain gross profits, the transaction

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Exhibit 99.8

price between the two parties is based on the price offered by AXT to other parties. The Company’s pricing on sales to AXT is reasonable.

4. Reasons for differences in pricing strategies for different products of the Company

To sum up, the transaction prices of the GaAs substrates and germanium substrates sold by the Company to AXT were based on those of the same products sold by AXT to other parties, with almost no difference, while for InP substrates, there were certain differences. The main reasons are as follows:

(1) The competitive pattern of the products differs significantly, and the bargaining ability is different

Regarding GaAs substrate products, in 2019, the Company’s global market share was 13%, ranking fourth in the world. From the perspective of the overall competition pattern, there were a large number of companies engaged in GaAs substrate business around the world, and there were no significant differences between the Company and its international competitors such as Freiberger and Sumitomo in the technical level, product quality, application direction and other aspects. Thus, there was a fierce market competition.

Regarding germanium substrate products, currently, there are few application scenarios for germanium substrate products, which are mainly used in space solar cells. In the international market, due to the Company’s complete relocation of its germanium substrate production base to China, the Company’s germanium substrate products have gradually withdrawn from the U.S. aerospace market. At present, the Company’s overseas markets are mainly located in Europe and Asia, and Umicore has a higher market share in germanium substrate business than the Company. In the domestic market, as Yunnan Germanium has gradually entered into the market, market competition has been intensified to some extent.

As for InP substrate products, in 2020, the Company’s global market share was 36%, ranking second in the world, with a prominent market position and strong bargaining ability. Meanwhile, there are only a small number of companies that can provide InP substrates around the world, and the Company, Sumitomo and JX Japan have occupied 91% of the global InP substrate market share in 2020. Besides, the Company has certain advantages over Japanese

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Exhibit 99.8

manufacturers in terms of the downstream application technology development for InP substrates, holding a stronger position in the market of such products.

To sum up, the global market position and competitive advantages of the Company’s InP substrate products are stronger than those of its GaAs substrates and germanium substrates, and thus have stronger ability to bargain with the customers. From the perspective of transaction pricing with end customers, InP substrates have a higher profit margin in the market. Due to the different profit margins for different products, as long as the Company can obtain certain gross profits, there is a large room for increasing the price of InP substrate products for AXT.

(2) AXT has made great contributions to the market development, customer maintenance and application technology development of InP substrate products

Before 2015, due to the weak foundation of the domestic compound semiconductor sector, almost all the InP substrate products of the Company were sold to overseas markets. During the reporting period, with the fast development of the domestic semiconductor sector, the domestic sales proportion of the Company’s InP substrates continued to increase, while the overseas markets are still the main markets for the Company’s InP substrate products. For a long time, the market development, customer maintenance, client end application R&D and other work for InP substrate products in overseas markets have been carried out mainly by AXT. Thus, AXT has made great contributions to the promotion of InP substrates as well as the expansion thereof to wearable device sensors and other new application fields, and has also made great contributions to the global leading position seized by the Company with its InP substrate products.

During the reporting period, the Issuer’s sales revenues from AXT were RMB 221,449,800, RMB 281,965,100 and RMB 59,797 ,000 respectively, accounting for 47.91%, 48.35% and 6.97% of the revenues respectively. In March 2021, AXT switched its overseas semiconductor substrate material sales business and customers to AXT-Tongmei. In 2021, the Company completed the acquisition of AXT-Tongmei, AXT will no longer conduct sales

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Exhibit 99.8

business after the fulfillment of the existing orders, and since July 2021, the affiliated sales with AXT has been thoroughly terminated.

During the reporting period, the differences between the Company’s sales price to AXT and AXT’s sales price to end customers is reasonable. There was no benefit transfer in the transactions between the Company and AXT, and there was no adjustment to the Issuer’s profits through the above related-party transactions.

1. Overall pricing policy

During the reporting period, the products sold by the Company to AXT were mainly sold to OSRAM Opto Semiconductors GmbH (hereinafter referred to as “Osram”), Landmark Optoelectronics Corp. (hereinafter referred to as “Landmark”), Win Semiconductors Corp. (hereinafter referred to as “Win Semiconductor”) and other overseas customers. According to the statement of the Company and our lawyers’ communication and confirmation with the chairman, general manager and financial principal of the Company, the selling prices at which the Company sold compound semiconductor substrates to AXT were determined according to the production costs of the Issuer with the addition at a certain profit margin. During the reporting period, the transactions between the Company and AXT were priced with reference to the profit margin of the previous mode of processing materials supplied by customers, as well as the positions of both parties in the transaction chain, their functions in realizing the final sales process of the products, and the range of profit margins of comparable companies engaging in similar businesses in the Analysis Report for Transfer Price issued by a transfer price consulting institution.

2. Pricing principle by product

According to the statement of the Company and our lawyers’ communication and confirmation with the chairman, general manager and financial principal of the Company, for different products sold by the Company to AXT, different pricing principles have been determined based on market competition, future development prospect, the Company’s status in the industry and other factors that are different.

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Exhibit 99.8

For GaAs substrates and germanium substrates, to determine the prices of products sold to AXT, the Company’s production cost, addition range and product parameters, as well as the prices offered by AXT to other parties, should be taken into account. For InP substrates, to determine the prices of products sold to AXT, the Company’s production cost, addition range and product parameters, as well as the contribution to and investment in the market development, customer maintenance and application R&D of InP substrates, should be taken into account. Details are as follows:

(1) The competition in GaAs substrates and germanium substrates in the international market is fierce, with customers that are good at price negotiation. Thus, prices offered by peer companies do not differ a lot, and the gross profit margin in the terminal market is also lower than that of InP substrates. On this basis, the Company needs to ensure its own profit space. Therefore, the prices of GaAs substrates and germanium substrates sold by the Company to AXT and those offered by AXT to other parties do not differ a lot.

Besides, the market size of GaAs substrates is growing fast. According to Yole’s statistics, the shipment volume of GaAs substrates in 2021 is expected to increase by 26.98% compared to that in 2020. With the expansion of the market size and the steady expansion of the Company’s capacity for GaAs substrate production, AXT, as a sales subject in overseas markets, has adopted price concessions, so as to expand its market share in the GaAs substrate market.

(2) For InP substrates, the Company, as the world’s second largest manufacturer in the market share, has a good bargaining ability and room for bargaining, with a relatively high gross profit margin. Besides, based on the role played by AXT in the development of overseas markets and the maintenance of customers and the costs it assumes, the Company has offered it a relatively low sales price.

In recent years, the market demand for InP substrates has expanded fast. During the reporting period, the Company’s sales of InP substrates increased by 61.48%, and its revenues increased by 156.85%. In addition, it became the semiconductor substrate material with the highest revenues in 2021. In the future, with the continuous increase in demands in optical communications, data centers, sensors and other application fields, and the gradual

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Exhibit 99.8

implementation of the domestic policy of “channel computing resources from the east to the west”, InP substrates still maintained a high growth trend. Thus, in terms of the Company’s strategic layout, InP substrates are also a focus of the Company layout both during the reporting period and in the future. Meanwhile, as AXT played the role of selling products in the overseas market from the perspective of the controlling shareholder at the early stage of the reporting period, the Company, in order to maintain its competitiveness in the global market, continued to expand its market share and gave certain concessions.

(3) Other impact factors

For the sales of semiconductor substrate products to AXT, the Company also takes into account factors related to the purchase volume and product parameters, such as the purchase volume and the substrate size, the difference in doping elements, the deviation of the positioning edge of the substrate, the corrosion pit density of the substrate, the thickness and thickness fluctuation value of the of the substrate, and the carrier concentration.

In summary, the price of products sold by the Company to AXT has certain fluctuations.

(II) Comparison between the Issuer’s price for sales to AXT and AXT’s price for sales to end customers, and the rationality of price difference.

According to the sales contracts, ledgers and other documents provided by the Company and the statements of the Company, and after our lawyers’ communication and confirmation with the chairman, general manager and financial principal of the Company, during the reporting period, the comparison between the price at which the Company sold products to AXT and AXT’s price for external sales is as follows:

In RMB/piece

Item	2021			2020			2019
	Price for sales to AXT	AXT’s price for sales to other parties	Variation	Price for sales to AXT	AXT’s price for sales to other parties	Variation	Price for sales to AXT	AXT’s price for sales to other parties	Variation

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Exhibit 99.8

GaAs substrates	347.36	342.11	1.53%	439.92	381.62	15.28%	352.88	395.01	-10.67%
InP substrates	662.39	1,375.43	-51.84%	500.58	1,233.37	-59.41%	415.80	1,334.73	-68.85%
Germanium substrates	389.15	435.92	-10.73%	438.06	438.14	-0.02%	427.30	431.77	-1.04%

The difference between the price at which the Company sold products to AXT and AXT’s price for external sales is mainly reflected in AXT’s services, customs duty, consignment sales, and difference in product specification and exchange rate caused by time difference, etc. The details are as follows:

The difference between the Company’s sales price to AXT and AXT’s sales price to end customers is reasonable. There was no benefit transfer in the transactions between the Company and AXT, and there was no adjustment to the Issuer’s profits through the above related-party transactions.

1.GaAs substrates

During the reporting period, the variation between the Company’s price for sales of GaAs substrates to AXT and the price it offers to other parties was small on the whole. The difference in 2019 and 2020 was relatively significant, mainly due to product specification and exchange rate differences caused by sales time difference. If the sales amount and quantity of GaAs substrates during the reporting period are combined, the price comparison will be as follows:

In RMB/piece

Item	Aggregation of 2019-2021
	Price for sales to AXT	AXT’s price for sales to other parties	Variation
GaAs substrates	391.18	377.11	3.73%

The difference between the price at which the Issuer sold GaAs substrates to AXT and AXT’s price for sales to end customers was small, because: GaAs substrates were highly competitive in the international market and its customers had strong bargaining power; in order to continue to expand GaAs substrates’ international market share, as long as the Issuer has

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Exhibit 99.8

obtained certain gross profits, the transaction price between the two parties is based on the price offered by AXT to other parties.

(1) Exchange rate fluctuation

As stated by the Company, the Issuer calculated the revenue from AXT based on the current weighted average exchange rate during which the transaction occurs, while AXT settled in JPY, USD, EUR, etc. on the one hand, and calculated the average price of its sales to other parties upon conversion at the ending exchange rate during the reporting period on the other hand. Thus, the comparison of the above prices was based on the trend of exchange rate fluctuations in each year. In 2019, the exchange rate of AXT was higher than that of the Company, so that the price of the products sold by the Company to AXT was lower than that of the same products sold by it to other parties; in 2020 and 2021, the exchange rate of AXT was lower than that of the Company, so that the price of the products sold by the Company to AXT was higher than that of the same products sold by it to other parties.

(2) Different sales time

As stated by the Company, as the time when the Company sold products to AXT was different from that when it sold products to other parties, there were differences in the specifications and unit price of the products sold by both parties at each phase of the reporting period. Meanwhile, during the reporting period, AXT settled payments with Osram and other customers by means by consignment, and adopted zero-inventory management. AXT could recognize the revenue only when the products were manufactured and claimed by it, resulting in the difference in the time of recognizing the revenue from products sold by Beijing Tongmei to AXT and the time of recognizing the revenue from products sold by AXT to Osram.

In summary, the difference between the price at which the Company sold GaAs substrates to AXT and AXT’s price for external sales is small, and the Company’s pricing on sales to AXT is reasonable.

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Exhibit 99.8

2.InP substrates

The price at which the Company sold InP substrates to AXT is lower than AXT’s price for sales to end customers, mainly because: in the early reporting period, AXT made a great contribution to the market development, customer maintenance and application development of InP substrates, and bore high costs and expenses.

Prior to 2015, due to the weak base of the domestic compound semiconductor industry, almost all of the Company’s InP substrates were sold to the overseas market. During the reporting period, with the rapid development of the domestic semiconductor industry, the domestic sales proportion of the Company’s InP substrates kept increasing, but the overseas market is still the Company’s main market of InP substrates at present. During the reporting period, the proportion of export quantity of the Company’s InP substrates was 79.88%, 77.18% and 59.77%, respectively. For a long time, AXT has mainly carried out market development, customer maintenance, application development and other work for the Company’s InP substrates in overseas markets, and has made a great contribution to the business of InP substrates.

The main customers of the Company’s InP substrates in overseas markets include IQE, Inc., Landmark Optoelectronics, Visual Photonics Epitaxy Co., Ltd., Win Semiconductor and other world-leading optical chip, optical module epilayer and device manufacturers. In order to ensure the stability of supply chain and smooth communication of process and R&D, the world’s leading optical chip, optical module epilayer and device companies prefer to purchase from overseas. At the beginning of the reporting period, AXT, as the subject of overseas sales and application development for the Company’s InP substrates, undertook the function of developing overseas customers and providing epitaxial performance matching research. During the reporting period, AXT’s sales and R&D expenditures were USD 4,508,400, USD 4,967,600 and USD 1,215,900, respectively, contributing significantly to overseas sales, customer maintenance and application development for InP substrates.

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Exhibit 99.8

For the above reasons, and based on the fact that the Company maintained a certain markup rate in the price of InP substrates sold to AXT, during the reporting period, the weighted average gross profit rate of InP substrates sold by the Company to AXT was 7.67%. Therefore, the price at which the Company sold InP substrates to AXT is reasonable.

3.Germanium substrates

On the whole, there is little difference between the price at which the Company sold products to AXT and AXT’s price for external sales in 2019 and 2020. The variation in 2021 was -10.73%, mainly due to the difference in product specification and exchange rate caused by sales time difference. AXT sold germanium substrates mainly to Osram, which implemented zero-inventory management mode. AXT could recognize revenue only when the products were used by its production personnel, so there was a difference between the revenue recognition period of germanium substrates sold by Beijing Tongmei to AXT and that of products sold by AXT to Osram. If the sales amount and quantity of germanium substrates during the reporting period are combined, the price comparison will be as follows:

In RMB/piece

Item	Aggregation of 2019-2021
	Price for sales to AXT	AXT’s price for sales to other parties	Variation
Germanium substrates	428.07	430.54	-0.57%

The difference between the price at which the Issuer sold germanium substrates to AXT and AXT’s price for sales to end customers was small, because: germanium substrates are mainly used for the production of germanium substrates GaAs solar cells, which are widely used in space power supply. In recent years, more manufacturers have joined the industry. In order to cope with increased competition and maintain market share, as long as the Issuer has obtained certain gross profits, the transaction price between the two parties is based on the price offered by AXT to other parties.

In summary, the difference between the price at which the Company sold germanium

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Exhibit 99.8

substrates to AXT and AXT’s price for external sales is small, and the Company’s pricing on sales to AXT is reasonable.

4.The Company no longer carries out related transactions with AXT, and there was no benefit transfer involved in the transactions between the Company and AXT during the reporting period, without material adverse impact on the Company

According to the statement of the Company and our lawyers’ communication and confirmation with the chairman, general manager and financial principal of the Issuer, the transaction mode and transaction price between the Company and AXT were determined by AXT’s organizational structure and long-term business development model. AXT, founded in California, the U.S. in December 1986, initially had a complete R&D and production system, and directly performed market exploitation. In 1998, AXT determined to start business in China; later, it gradually transferred its R&D and production system to China, and established Beijing Tongmei. Subsequently, AXT terminated its manufacturing operations in the U.S. and only retained overseas sales, overseas procurement and part of application research and development. The products sold by the Company to AXT were priced by a cost plus manner, which fixed the sales price; while AXT may enjoy certain price differences through selling the products to overseas customers, so as to ensure the normal operation of AXT and support its application development. At present, AXT-Tongmei has completed the business and customer transfer with AXT, and undertaken AXT’s overseas sales, purchase, and application development. AXT ceases to conduct sales business after performing the sales contracts signed prior to March 2021.

The Company held the Seventh Meeting and the Eleventh Meeting of the First Board of Directors for review of related transactions during the reporting period, which were approved by the general meeting of shareholders; the independent directors gave clear opinions on the legality of the review procedures performed for related transactions and the fairness of transaction prices during the reporting period.

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In addition, local tax authorities of the Company and its domestic subsidiaries have issued the “Compliance Certificate” or “Notification of Tax-related Information Inquiry Results”, which proved that “the Company declared and paid taxes in accordance with the relevant tax laws, regulations and normative documents during the reporting period; and there were no tax arrears or administrative penalties due to tax violations”.

In summary, the difference between the Company’s price for sales to AXT and AXT’s price for sales to end customers is reasonable. There was neither benefit transfer involved in the transactions between the Company and AXT nor adjustment of the Issuer’s profit through such related transactions, without material adverse impact on the Company. Since March 2021, the Company has sold products to overseas customers through AXT-Tongmei. AXT ceases to conduct sales business after performing the sales contracts signed prior to March 2021, and the related sales between the Company and AXT have been completely terminated.

(III) Verification procedures and opinions

With respect to the said matters, our lawyers performed the following verification procedures:

1. Inspecting the Company’s sales ledger to understand the products sold by the Company to AXT as well as the quantity, price and other information;

2. Inspecting AXT’s sales and procurement ledgers to learn information about AXT’s customers, sales prices and procurements from the Issuer;

3. Cross-comparing and analyzing the Company’s ledger for sales to AXT and AXT’s sales ledger to other parties;

4. Inspecting AXT’s main sales contracts, AXT’s sales related outbound delivery orders and statements, as well as AXT’s main procurement contracts, raw material warehouse warrants and other documents;

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5. Analyzing and comparing the price at which the Company sold products to AXT and the average selling price of products of the Company;

6. Inspecting industry reports issued by Yole Development, to learn the market share of the Company's products, the main usage of the products and other information;

7. Check the annual report of Yunnan Lincang Xinyuan Germanium Industry Co., Ltd., to learn the sales prices and other information of the Issuer's comparable companies in the same industry, and carry out a comparative analysis with the Company’s relevant data;

8. Communicating and confirming with relevant personnel of the Issuer and the controlling shareholder AXT and understanding the transactions between the Company and AXT; obtain the bank fund flow of the main beneficiary accounts and main payers of the Issuer and AXT, select samples to check the fund settlement of the Issuer and AXT, and check them with the Issuer's original bank receipt and payment vouchers;

9. Inspecting the materials of the board meetings and general meetings of shareholders related to the Company’s review of related transactions;

10. Inspecting the Analysis Report for Transfer Price issued by the transfer price consulting institution.

Upon verification, we believe that the difference between the Company’s price for sales to AXT and AXT’s price for sales to end customers is reasonable. There was neither benefit transfer involved in the transactions between the Company and AXT nor adjustment of the Issuer’s profit through such related transactions, without material adverse impact on the Company. Since March 2021, the Company has sold products to overseas customers through AXT-Tongmei. AXT ceases to conduct sales business after performing the sales contracts signed prior to March 2021, and the related sales between the Company and AXT have been completely terminated.

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Exhibit 99.8

II. Revision of Relevant Reply Content in the Letter of Inquiry and the Second-Round Letter of Inquiry

(I) About Q1 of the Letter of Inquiry: Asset Restructuring

The relevant contents of “I. Q1 of the Letter of Inquiry: Asset Restructuring” in Part I of the “Reply to the Letter of Inquiry” of the Supplementary Legal Opinion (I) are revised as follows:

“

(I) Whether the Issuer meets the requirements of relevant rules

1.Completion time of the asset restructuring

According to the industrial and commercial registration materials of the Restructured Party (the Acquired Entity), the relevant dates involved in the asset restructuring process of the Restructured Party (the Acquired Entity) are as follows:

Item	Chaoyang Tongmei	Baoding Tongmei	Nanjing Jinmei	Chaoyang Jinmei	Beijing Boyu
Date of Equity Transfer Agreement	December 25, 2020	December 25, 2020	December 25, 2020	December 25, 2020	December 29, 2020
Date of Resolution of Meeting of Board of Shareholders/Board of Directors	December 25, 2020	December 25, 2020	December 25, 2020	December 25, 2020	December 29, 2020
Date of Change of the Articles of Association	December 25, 2020	December 25, 2020	December 25, 2020	December 25, 2020	December 29, 2020
Industrial and Commercial Change Date	December 31, 2020	January 12, 2021	December 30, 2020	December 31, 2020	December 30, 2020

According to the Capital Increase Agreement signed between the Restructuring Party (Tongmei Limited) and the original shareholders of the Restructured Party (the Acquired Entity), the original shareholders of the Restructured Party shall obtain the new equity of the Restructuring Party subject to the completion of the industrial and commercial change

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Exhibit 99.8

registration of the capital increase and the acquisition of the business license. Tongmei Limited completed the industrial and commercial changes of the asset restructuring and obtained a new business license on December 29, 2020. Therefore, the original shareholders of the Restructured Party obtained the new equity of the Restructuring Party on December 29, 2020.

In combination with the provisions of the application guide of the Accounting Standards for Business Enterprises No. 20 - Business Combinations, the judgment criteria and actual conditions for the Restructuring Party (Tongmei Limited) to complete the control of the Restructured Party (the Acquired Entity) are as follows:

No.	Conditions for Control Transfer	Actual Situation of Control Transfer
1	The Business Merger Contract or Agreement has been approved by the General Meeting of Shareholders, etc.	The Equity Transfer Agreement has been reviewed and approved by the Board of Directors or Board of Shareholders and other authorities of all parties on December 25, 2020 or December 29, 2020
2	Business combinations to be examined and approved by the relevant national competent departments have been approved	This asset restructuring does not need to be approved by the relevant national departments
3	All parties involved in the merger have handled the necessary property rights handover procedures

The Equity Transfer Agreement has been signed on December 25, 2020 or December 29, 2020, and the parties confirm that the delivery of relevant equity has been completed on the date of signing of the Agreement

4	The Restructuring Party or Acquirer has paid most of the merger price (generally more than 50%), and has the ability and plan to pay the remaining amount

On December 29, 2020, the original shareholders of the Restructured Party obtained the new equity (restructuring consideration) of Tongmei Limited, so the Restructuring Party has paid all the restructuring consideration

5	The Restructuring Party or Acquirer has actually controlled the financial and operating policies of the Combined Party or the Acquiree, enjoying corresponding benefits and assuming corresponding risks

As of December 29, 2020, the Restructuring Party has actually controlled the financial and operating policies of the Restructured Party, enjoying the rights and obligations of the shareholders of the Restructured Party, enjoying the

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Exhibit 99.8

No.	Conditions for Control Transfer	Actual Situation of Control Transfer
corresponding benefits and assuming the corresponding risks

The control right of the Restructured Party (the Acquired Entity) has been transferred to the Issuer as of December 29, 2020 as mentioned in the above table. Therefore, the Company completed the reorganization of Beijing Boyu, Baoding Tongmei, Chaoyang Tongmei, Nanjing Jinmei and Chaoyang Jinmei on December 29, 2020. The Company has operated for more than a complete fiscal year after completing the acquisition of Beijing Boyu, Baoding Tongmei, Chaoyang Tongmei, Nanjing Jinmei and Chaoyang Jinmei.

2. Comparison of relevant financial indicators

According to the financial statements of the restructuring party (Tongmei Limited) and the restructured parties (acquired entities) during the reporting period provided by the Issuer, as well as the interview with the Issuer’s financial head by our lawyer, the calculation process for a comparison of relevant financial indicators of the parties in the assets restructuring is as follows:

In RMB0’000

Entity/Item	Total assets at the end of 2019	Operating revenues in 2019	Total profits in 2019
Beijing Tongmei A	80,072.95	35,728.47	-1,507.98
Baoding Tongmei B	28,635.15	1,953.43	-2,902.24
Chaoyang Tongmei C	24,219.28	2,470.16	-1,457.28
Chaoyang Jinmei D	7,005.23	1,095.62	360.31
Nanjing Jinmei E	9,340.66	5,781.28	942.58
Beijing Boyu F	12,659.92	9,492.30	1,541.82
Current account offset against the restructuring party G	-8,238.45	-8,856.82	-881.63
Total amount of the acquired entities H (=B+C+D+E+F+G)	73,621.79	11,935.97	-2,396.44
Proportion (=H/A)	91.94%	33.41%	158.92%

In accordance with the provisions of the Opinion on the Application of Article 12 of the Measures for the Administration of Initial Public Offerings and Listings Requiring that the

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Exhibit 99.8

Issuer’s Principal Business Has Not Changed Significantly in the Last 3 Years - Opinions No.3 on the Application of Securities and Futures Laws (the “Opinions on Application No. 3”), if the Issuer restructures the same, similar or relevant businesses under the same corporate controlling person during the reporting period, and the total assets of the restructured party at the end of the accounting year immediately preceding the restructuring or its operating income or total profits of preceding accounting year are not less than 100% of corresponding item of the Issuer prior to restructuring, the Issuer cannot apply for public offering until it has operated for an accounting year after restructuring so that investors can know the overall operation after restructuring. If there is any related transaction between the restructured party and the Issuer in the accounting year prior to the restructuring, the total assets, operating income or total profits shall be calculated based on the standard after deducting such transaction.

(II) Verification procedures and opinions

Our lawyers performed the following verification procedures to respond to the above matters:

1. Checked the resolutions of the meeting of the Board of Shareholders, the resolutions of the Board of Directors, the Articles of Association, the Equity Transfer Agreement, the Capital Increase Agreement, the Industrial and Commercial Registration Materials, the New Business License after change and other documents involved in the asset restructuring, checked the relevant provisions of the application guide of the Accounting Standards for Business Enterprises No. 20 - Business Combinations, and verified the completion time of the asset restructuring;

2. Checked the financial statements of the Restructuring Party (Tongmei Limited) and the Restructured Party (the Acquired Entity) provided by the Issuer during the Reporting Period, and calculated the proportion of the total assets of the Restructured Party at the end of the previous accounting year or the total operating income or profit of the previous accounting year in the corresponding items of the Issuer before the reorganization, and verified whether it complies with the relevant provisions of relevant laws and regulations, such as the Application Opinion No.3.

Upon verification, we believe that the Company completed the acquisition of five

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Exhibit 99.8

entities, including Beijing Boyu, Baoding Tongmei, Chaoyang Tongmei, Nanjing Jinmei and Chaoyang Jinmei on December 29, 2020, and has operated for more than a complete accounting year till now. The Company completed the acquisition of AXT-Tongmei in 2021, and the indicators of relevant entities in 2020 were lower than those of the corresponding items of the Issuer. The completion time of the asset restructuring and the comparison of relevant financial indicators complied with the relevant provisions of relevant laws and regulations.

”

(II) About Q2 of the Second-Round Letter of Inquiry: Business Restructuring

The relevant contents of “II. Q2 of the Second-Round Letter of Inquiry: Business Restructuring” of the Supplementary Legal Opinion (II) are revised as follows:

“

(III) Recalculation and comparison of indicators such as total assets, operating income and total profit of the parties to the restructuring in 2020 after inclusion of AXT-Tongmei into the scope of restructuring;

1. Calculated based on the annual indicators in 2019

…

(2) Relevant indicators comply with relevant provisions of the Opinions No.3 on the Application of Securities and Futures Laws

It can be seen from the above that relevant indicators such as total assets at the end of 2019 and operating income for that year did not exceed 100%; that of total profit exceeded 100% in the calculation because both parties had negative profit, similar situations of which, however, were not included in the scope of indicators calculation. See the following discussion for details.

(3) Relevant cases in the market

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Exhibit 99.8

...

To sum up, in 2019, both the Issuer and the restructured party (after deducting the related transactions with Tongmei Limited) had a negative total profit, and the restructured party had a greater loss than Tongmei Limited. This restructuring led to no increase in the total profit of Tongmei Limited in 2019, and Tongmei Limited involved no fraudulent profits. Meanwhile, up to now, the Issuer has been operated for a full accounting year since completion of the restructuring.

…

(V) Verification procedures and opinions

Our lawyers performed the following verification procedures to respond to the above matters:

1. Checked the resolutions of the meeting of Board of Shareholders, the resolutions of the Board of Directors, the Articles of Association, the Equity Transfer Agreement, the Capital Increase Agreement, the Industrial and Commercial Registration Materials, the New Business License after change and other documents involved in the asset restructuring, the latest Articles of Association of Baoding Tongmei after the asset restructuring, the description and confirmation of the Company, and checked the relevant provisions of the application guide of the Accounting Standards for Business Enterprises No. 20 - Business Combinations, and verified the transaction process of Tongmei Limited acquiring Baoding Tongmei;

2. We checked the latest business license obtained by Tongmei Limited after the asset restructuring and the Letter of Confirmation on Asset Restructuring issued by the Issuer, Baoding Tongmei and AXT, interviewed the handling personnel of industrial and commercial change registration of Baoding Tongmei and the staff of the competent industrial and commercial department, and interviewed MORRIS SHEN-SHIH YOUNG, Chairman of Baoding Tongmei, and Liu Wensen, General Manager, and verified the basis on which the

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Exhibit 99.8

Company believes that the control right of Baoding Tongmei was realized on December 29, 2020;

3. Checked the financial statements of the Restructuring Party (Tongmei Limited) and the Restructured Party (the Acquired Entity) provided by the Issuer during the Reporting Period, and calculated the proportion of the total assets of the Restructured Party at the end of the previous accounting year or the total operating income or profit of the previous accounting year in the corresponding items of the Issuer before the reorganization, and verified whether it complies with the relevant provisions of relevant laws and regulations such as the Application Opinion No.3.

Upon verification, we believe that:

1. Tongmei Limited has gained control over Baoding Tongmei as of December 29, 2020, and the relevant basis is sufficient;

2. The asset restructuring in December 2020 and the acquisition of AXT-Tongmei were two restructuring acts implemented by the Company. The relevant indicators of the acquisition of AXT-Tongmei will not affect the indicators with respect to the Restructured Party’s proportion in the Issuer’s total assets, operating income or total profits in the Issuer’s asset restructuring in December 2020, the acquisition of AXT-Tongmei is not included in the scope of reorganization, and there is no situation to circumvent the Opinions on the Application of Securities and Futures Laws No.3；

3. In December 2020, the Issuer completed the acquisition of Beijing Boyu, Baoding Tongmei, Chaoyang Tongmei, Nanjing Jinmei and Chaoyang Jinmei, and has operated for more than a complete accounting year after the completion of the reorganization;

4. The Issuer completed the acquisition of AXT-Tongmei in 2021, and the total assets of the Restructured Party at the end of 2019 and 2020, as well as the total operating income and profits of 2019 and 2020 were lower than those of the corresponding items of the Issuer,

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Exhibit 99.8

which does not fall into the circumstance under which no application for issuance may be made until a complete accounting year has elapsed as stipulated in the Opinions on the Application of Securities and Futures Laws No.3.

”

This Supplementary Legal Opinion is in quadruplicate.

(End of the body text and followed by the signature and stamp page.)

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Exhibit 99.8

(No text in this page; it is the signature and stamp page for Supplementary Legal Opinion (III) of King & Wood Mallesons on the Initial Public Offering and STAR Market Listing of Shares of Beijing Tongmei Xtal Technology Co., Ltd.)

King & Wood Mallesons (seal)

Handling lawyers: XU Hui

YANG Zhenhua

WANG Anrong

Head: WANG Ling

July 4, 2022

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